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S/M REAL ESTATE FUND VII, LTD.

                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of S/M Real Estate Fund VII, Ltd. (the "Partnership") on Form 10-Q for the quarter ended September 30, 2003, as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Sandy Robison, Chief Financial Officer of the general partner of the Partnership, certify, pursuant to 18 U.S.C.
          Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    (1)  The Report fully complies with the requirements of
                         section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                         S/M REAL ESTATE FUND VII, LTD.

                                     BY: SM7 APARTMENT INVESTORS INC.
                                         General Partner

          Date: November 13, 2003        BY: /s/ Sandy Robison
                                             -------------------------------
                                         Name: Sandy Robison
                                         Title: Chief Financial Officer,
                                                Vice President,
                                                Secretary and Controller